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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: January 12, 1999



                        SERVICE MERCHANDISE COMPANY, INC.
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             (Exact name of registrant as specified in its charter)



           Tennessee                    1-9223                   62-0816060
------------------------------   -----------------------    -------------------
(State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
     of incorporation)                                      Identification No.)


  7100 Service Merchandise Boulevard, Brentwood, TN               37027
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      (Address of principal executive offices)                  (Zip Code)



       Registrant's telephone number, including area code: (615) 660-6000



                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item 5.    Other Events
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       See attached press releases.











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                                   SIGNATURES


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          SERVICE MERCHANDISE COMPANY, INC.


Date: January 12, 1999                    By: /s/ C. Steven Moore
                                             ---------------------------------
                                                 C. Steven Moore
                                                 Vice President









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                                  EXHIBIT INDEX

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   No.                                              Exhibit
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

  99.1             Press Release dated January 8, 1999.

  99.2             Press Release dated January 11, 1999.


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